SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2015

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SCHOLASTIC CORPORATION

(Exact Name of Registrant as Specified in Charter)

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000-19860
(Commission File Number)

DELAWARE	13-3385513
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

557 BROADWAY, NEW YORK, NEW YORK	10012
(Address of Principal Executive Offices)	(Zip Code)

(212) 343-6100
(Registrant's telephone number, including area code)

N/A
(Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Press Release Relating to Completion of Sale of Educational Technology and Services Business Segment to Houghton Mifflin Harcourt Company

On May 29, 2015, Scholastic Corporation (the “Company”) issued a press release announcing that it had completed the sale of its educational technology and services business segment for $575 million in cash, subject to adjustment, to Houghton Mifflin Harcourt Company.

A copy of the press release, dated May 29, 2015, announcing the completion of the sale is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 29, 2015, announcing the completion of the sale of its educational technology and services business segment to Houghton Mifflin Harcourt Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2015	SCHOLASTIC CORPORATION
(Registrant)

/s/ Andrew S. Hedden Name: Andrew S. Hedden Title: Executive Vice President and General Counsel